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                          SUPPLEMENT TO THE PROSPECTUS
                           PACIFIC ADVISORS FUND INC.

                                 SMALL CAP FUND
                           GOVERNMENT SECURITIES FUND

The following information supplements certain information in the Prospectus dated May 1, 2001, with respect to the Government Securities Fund and the Small Cap Fund only:

- Effective April 1, 2002, the investment policy of the Small Cap Fund will be restated to provide that, under normal circumstances, at least 80 percent of its Assets will be invested in small market capitalization companies. For purposes of this policy, "Assets" means net assets plus the amount of borrowings for investment purposes.

- Effective April 1, 2002, subject to the results of the shareholder vote described below, the investment policies of the Government Securities Fund will be changed as follows: (1) under normal circumstances, at least 80 percent of its Assets will be invested in U.S. Government fixed income securities, as defined in the Prospectus; (2) the concentration policy of the Government Securities Fund will be restated so that it will not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of the fund in that industry would exceed 25 percent of the current value of the total assets of the fund.

A special meeting of the shareholders of the Government Securities Fund is scheduled for March 15, 2002, at which time shareholders will be asked to cast their vote to approve or disapprove the change in concentration policy for the Government Securities Fund. Only if the concentration policy is approved will the other change in the investment policy of the Government Securities Fund become effective. We currently plan to mail proxy materials to shareholders in January 2002.

The Board of Directors ("Board") approved the change in investment policies for both funds in order to comply with changes to SEC Rule 35d-1, which generally requires that by July 31, 2002, a mutual fund whose name suggests that the fund focuses on a particular type of investment or industry normally must invest at least 80 percent of the fund's total assets in that type of security. The Board believes that these changes will enable the funds to continue to meet current shareholders' expectations. The Board approved the change in concentration policy for the Government Securities Fund, because the current concentration policy, which contemplates investing more than 25% of the fund's assets in utilities securities from time to time, would be unworkable for a fund investing at least 80% of its assets in U.S. Government fixed income securities. More information will be provided in the proxy materials for the shareholders' meeting.

Supplement dated November 21, 2001, to Prospectus dated March 16, 2001.